EXHIBIT 10.3
 EXECUTION COPY

SHARE CONTRIBUTION AGREEMENT

SHARE CONTRIBUTION AGREEMENT, dated April 2, 2012 (this “Agreement”) by and among Image Entertainment, Inc., a Delaware corporation (the “Company”), and those persons and entities listed on the signature pages and Exhibit A hereto (each, a “Contributing Party,” and collectively, the “Contributing Parties”).  Capitalized terms used but not defined herein shall have the meaning given to such terms in the Merger Agreement (as defined below).

RECITALS

A.
Contemporaneously with execution and delivery of this Agreement, the Company is entering into an Agreement and Plan of Merger (the “Merger Agreement”) with RLJ Acquisition, Inc., a Nevada corporation (“RLJ”), pursuant to which each share of the Company’s common stock (the “Common Stock”) issued and outstanding at the Effective Time of the Merger, other than Dissenting Shares, will be converted into the right to receive consideration in the form of Holdings Common Stock (the “Merger”).

B.
It is a condition precedent to completion of the Merger that the Contributing Parties enter into this Agreement, which will effect the contribution of up to an aggregate 35,401,977 shares of Common Stock held by the Contributing Parties (the “Subject Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Contribution of Subject Shares.  Each Contributing Party will, within ten (10) business days of the date of this Agreement, deliver to the Company certificates representing the maximum number of Subject Shares set forth opposite the Contributing Party’s name on Exhibit A hereto (with respect to each Contributing Party, the “Contributed Shares”), along with duly executed stock powers covering the Contributed Shares (and such other documents as may be reasonably requested by the Company’s transfer agent) and hereby irrevocably authorizes the Company and the Company's transfer agent to cancel, effective immediately prior to the Image Effective Time, the Contributed Shares such that the Contributed Shares will no longer be outstanding on the stock ledger of the Company and such that the Contributing Party shall no longer have any interest in the Contributed Shares whatsoever.  Notwithstanding the foregoing, if the number of shares required to be contributed pursuant to Section 7.02(k) of the Merger Agreement is reduced because of a reduction in Transaction Expenses, each Contributing Party shall receive back from the Company that number of Contributed Shares that such Contributing Party would be entitled to receive in accordance with the formula set forth in that certain Share Cancellation Analysis spreadsheet dated March 28, 2012 relative to the applicable reduction in Transaction Expenses.

2.             Representations by each Contributing Party.  Each Contributing Party represents with respect to such person only:

(a)               The Contributing Party owns the Contributing Party’s Contributed Shares, of record and beneficially, free and clear of all liens, claims, charges, security interests, and encumbrances of any kind whatsoever.  The Contributing Party has sole control over the Contributed Shares or sole discretionary authority over any account in which they are held. Except for this Agreement, no person has any option or right to purchase or otherwise acquire the Contributed Shares, whether by contract of sale or otherwise, nor is there a "short position" as to the Contributed Shares.

(b)               The Contributing Party has full right, power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by, and constitutes a valid, binding obligation of, the Contributing Party, enforceable against it in accordance with its terms (except as such enforceability may be limited by laws affecting creditor's rights generally).

3.             Further Assurances.  Each party to this Agreement will use his or its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to complete and make effective the transactions contemplated by this Agreement (including the execution and delivery of such other documents and agreements as may be necessary to effect the contribution and cancellation of any Subject Shares).

4.             Amendment and Waiver.  This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

5.             Survival of Agreements, Representations and Warranties, etc.  All representations and warranties contained herein shall survive the execution and delivery of this Agreement.

6.             Successors and Assigns.  This Agreement shall bind and inure to the benefit of and be enforceable by the Company and each Contributing Party, and their respective successors and assigns.

7.             Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court.  The parties hereto hereby (a) submit to the exclusive jurisdiction of the Delaware Chancery Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement may not be enforced in or by any of the above-named courts.

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8.             Waiver of Jury Trial.  Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement.

9.             Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

10.           Termination.  This Agreement will terminate and be of no effect upon termination of the Merger Agreement pursuant to the terms of Section 8.01 thereof.

11.           Miscellaneous. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

IMAGE ENTERTAINMENT, INC.

By:	/s/Theodore S. Green
Name: Theodore S. Green
Title: Chairman and Chief Executive Officer

JH PARTNERS EVERGREEN FUND, L.P.

By:	JH Evergreen Management, LLC
Its: General Partner

By:	/s/R. Todd Forrest
Name: R. Todd Forrest
Title: Chief Financial Officer

JH INVESTMENT PARTNERS III, L.P.

By:	JH Evergreen Management, LLC
Its: General Partner

By:	/s/R. Todd Forrest
Name: R. Todd Forrest
Title: Chief Financial Officer

JH INVESTMENT PARTNERS GP FUND III, LLC

By:	JH Evergreen Management, LLC
Its: Manager

By:	/s/R. Todd Forrest
Name: R. Todd Forrest
Title: Chief Financial Officer

Signature Page to Share Contribution Agreement

PRODUCERS SALES ORGANIZATION

By:	/s/John W. Hyde
Name: John W. Hyde
Title: Secretary

JOHN W. HYDE

/s/John W. Hyde
John W. Hyde

DAVID B. BORIS

/s/David B. Boris
David B. Boris

R. MICHAEL POWELL

/s/R. Michael Powell
R. Michael Powell

JONATHAN MEYERS

/s/Jonathan Meyers
Jonathan Meyers

TAYLOR RETTIG

/s/Taylor Rettig
Taylor Rettig

THEODORE S. GREEN

/s/Theodore S. Green
Theodore S. Green

Signature Page to Share Contribution Agreement

JOHN P. AVAGLIANO

/s/John P. Avagliano
John P. Avagliano

MARSHALL A. HEINBERG

/s/Marshall A. Heinberg
Marshall A. Heinberg

MARY J. GEORGE

/s/Mary J. George
Mary J. George

BILL BROMILEY

/s/Bill Bromiley
Bill Bromiley

RAYMOND GAGNON

/s/Raymond Gagnon
Raymond Gagnon

Signature Page to Share Contribution Agreement

EXHIBIT A

Contributing Party	Maximum Contributed Shares

JH Partners Evergreen Fund, LP	16,586,874
JH Investment Partners III, LP	1,978,004
JH Investment Partners GP Fund III, LLC	907,247
Producers Sales Organization	841,466
John W. Hyde	4,172,038
David B. Boris	397,838
R. Michael Powell	178,922
Jonathan Meyers	30,461
Taylor Rettig	30,086
Theodore S. Green	5,770,900
John P. Avagliano	2,704,544
Marshall A. Heinberg	251,405
Mary J. George	251,405
Bill Bromiley	417,093
Raymond Gagnon	883,694
TOTAL	35,401,977